PRINCETON LONG/SHORT TREASURY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023

Shares		Fair Value
SHORT-TERM INVESTMENT - 97.2%
MONEY MARKET FUND - 97.2%
650,125	First American Government Obligations Fund Class X, 5.26% (Cost $650,125)(a)	$ 650,125

	TOTAL INVESTMENTS - 97.2% (Cost $650,125)	$ 650,125
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%	19,009
	NET ASSETS - 100.0%	$ 669,134

(a)	Rate disclosed is the seven day effective yield as of September 30, 2023.